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                                                                   Exhibit 10-K
April 20, 1998

                   DANA CORPORATION SUPPLEMENTAL BENEFITS PLAN


                                    ARTICLE I
                                   DEFINITIONS

         1.1. "Benefit Payment Period" means the one of the following that applies to the particular Employee or Recipient:

                  (a) For an Employee or Recipient who is receiving payments for the remainder of a term certain period, Benefit Payment Period means the remainder of such term certain period.

                  (b) For an Employee or Recipient who is receiving payments for his or her remaining lifetime, the Benefit Payment Period is the Life Expectancy of the Employee or Recipient.

                  (c) For an Employee or Recipient who is receiving payments for his or her remaining lifetime plus payments for the lifetime of a Contingent Annuitant, the Benefit Payment Period is the Life Expectancy of the Employee or Recipient plus an additional period to reflect the Life Expectancy of the Contingent Annuitant after the death of the Employee or Recipient.

         1.2.     "Board" means the Board of Directors of the Company.

         1.3. "Change in Control" means the occurrence of the event set forth in any one of the following paragraphs:

                  (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (c) below; or

                  (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 8, 1997, constitute the Board of Directors of the Company ("Board") and any new director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 8, 1997 or whose appointment, election or nomination for election was previously so approved or recommended. For purposes of the preceding sentence, any director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, shall not be counted; or


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                  (c)    there is consummated a merger of the Company or any
                         direct or indirect Subsidiary of the Company with any other corporation, or a statutory share exchange of the Company's voting securities, other than (1) a merger or statutory share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or statutory share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                  (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         For purposes of this "Change in Control" definition, the following terms shall have the following meanings:

         "Affiliate" shall mean a corporation or other entity which is not a Subsidiary and which directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. For the purpose of this definition, the terms "control", "controls" and "controlled" mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.

         "Beneficial Owner" or "Beneficially Owned" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.


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         "Subsidiary" shall mean a corporation or other entity, of which 50% or more of the voting securities or other equity interests is owned directly, or indirectly through one or more intermediaries, by the Company.

         1.4. "Code" means the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

         1.5. "Company" means Dana Corporation, a corporation organized under the laws of the Commonwealth of Virginia.

         1.6. "Contingent Annuitant" means the person designated to receive retirement benefits under this Plan following the death of the Employee or a Recipient.

         1.7. "Credited Service" means "Credited Service" as that term is defined in the Retirement Income Plan.

         1.8.     "Effective Date" means September 1, 1988.

         1.9. "Employee" means an individual who is a participant (including a retired participant) in a funded, defined benefit pension plan maintained by the Company, or any successor plan that may be adopted or substituted for such plan if, and only if, (a) the individual is actually employed by the Company on September 1, 1988, and (b) the individual is a U.S.-based member of the long-term awards group as of September 1, 1988, under the Dana Corporation Additional Compensation Plan.

         1.10. "Excess Plan" means the Dana Corporation Excess Benefits Plan, as amended from time to time.

         1.11.    "Highest Average Monthly Earnings" means the sum of

                  (a) the Employee's basic salary (before any reduction as a result of an election to have his pay reduced in accordance with a "cafeteria plan" or a "cash or deferred arrangement" pursuant to Section 125 or
                         Section 401(k) of the Code), and

                  (b) bonuses and incentive payments paid (or that would have been paid, but for a deferral arrangement) to the Employee (provided, however, that with respect to 1994 and subsequent years' bonus awards under the Company's Additional Compensation Plan, only that portion of the Employee's bonus award as does not exceed 125% of his base salary will be considered)

during any 3 calendar years out of the last 10 calendar years of active employment with the Company prior to retirement in which such sum was the highest, divided by 36.

         1.12. "Life Expectancy" means the expected remaining lifetime based on the Mortality Table and the age at the nearest birthday of the Employee or Recipient at the date the Lump Sum Payment is made. If a joint and contingent survivor annuity has been elected, then Life Expectancy shall reflect the joint Life Expectancies of the Employee or Recipient and Contingent Annuitant.


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         1.13.    "Lump Sum Payment" shall be determined as set forth in
paragraph (c) of Section 4.7 of the Plan.

         1.14. "Mortality Table" shall mean the Unisex Pension 1984 Mortality Table set forward one year in age (or such other pensioner annuity mortality table as the Company with the written consent of the Employee or Recipient shall determine) and the associated Uniform Seniority Table for the determination of joint life expectancies.

         1.15. "Net Specified Rate" shall mean the interest rate which will produce income on a tax free basis that equals the income produced by the Specified Rate net of the combined highest rates of Federal, state and local income taxes that are in effect in the jurisdiction of the Employee or Recipient on the date of payment of the Lump Sum Payment.

         1.16. "Pension Plan" means the funded, defined benefit pension plan in which an Employee was participating at the time of his termination of employment (or retirement) from the Company.

         1.17. "Plan" means the "Dana Corporation Supplemental Benefits Plan", as set forth herein.

         1.18. "Plan Administrator" means the Plan Administrator appointed under the Pension Plan.

         1.19. "Primary Social Security Benefit" means "Primary Social Security Benefit" as that term is defined by the Retirement Income Plan.

         1.20. "Retirement Income Plan" means The Dana Corporation Retirement Income Plan, as in effect on June 30, 1988.

         1.21. "Specified Rate" means an interest rate equal to 85% of a composite insurance company annuity rate provided by an actuary designated by the Plan Administrator (and provided by such actuary as of the last month of the calendar year next preceding the calendar year in which the distribution is made), subject to the condition that the interest rate in effect for any such year may not differ from the rate in effect for the prior year by more than one-half of one percent, and also subject to the condition that any such rate shall be rounded to the nearest one-tenth of one percent (and if such rate is equidistant between the next highest and next lowest one-tenth of one percent, rounded to the next lowest one-tenth of one percent).

         1.22.    "Temporary Retirement Benefit" means the benefit described in
Section 4.1(b)(i)(B) hereof.

         1.23. "Vesting Service" means "Vesting Service" as that term is defined by the Retirement Income Plan.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

         2.1. Purpose. This Plan is adopted effective September 1, 1988, and amended effective April 20, 1998, and is intended to provide supplemental benefits to Employees and their beneficiaries in addition to any benefits to which such Employees and beneficiaries may be


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entitled under other Company-sponsored, funded, defined benefit pension plans and the Excess Plan.


                                   ARTICLE III
                                   ELIGIBILITY

         3.1. Eligibility. All Employees and beneficiaries of Employees eligible to receive retirement benefits from a Pension Plan shall be eligible to receive benefits under this Plan in accordance with Article IV, regardless of when the Employee may have terminated employment or retired (except as otherwise specified by Article IV).

                                   ARTICLE IV
                                    BENEFITS

Basic Benefits.

                  (a) An Employee who, on or after September 1, 1988, retires from active employment with the Company on or after his 65th birthday, shall be entitled to receive a lump sum benefit that is the actuarial equivalent (determined in accordance with Section 4.2 hereof) of a monthly supplemental benefit equal to the excess (if any) of:

                         (i)(A) 1.6 percent of the Employee's Highest Average Monthly Earnings multiplied by the number of years and fractional parts thereof of his Credited Service at the time of retirement, less

                            (B) 2 percent of the Employee's Primary Social Security Benefit multiplied by the number of years and fractional parts thereof of his Credited Service but not more than 50 percent of the Employee's Primary Social Security Benefit, over

                         (ii) the sum of the monthly benefits he is entitled to receive from all Company-sponsored, funded, defined benefit pension plans, and the Excess Plan, determined in each case on the basis of the assumption that the Employee's benefits under such plans are paid in the form of a single life annuity for the life of the Employee, commencing as of the Employee's date of retirement under the Pension Plan.

                  (b) An Employee who, on or after September 1, 1988, retires from employment with the Company on or after his 50th birthday, after completing 10 years of Vesting Service, after the sum of his age and years of Vesting Service, both calculated to the nearest month, equal 70 or more, and before his 65th birthday, shall be entitled to receive a lump sum benefit that is the actuarial equivalent (determined in accordance with Section 4.2 hereof) of a monthly supplemental benefit equal to the excess (if any) of

                         (i)   (A)      the retirement benefit described in
                                        Section 4.01(a)(i) hereof, plus



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                              (B)       a Temporary Retirement Benefit equal to
                                        the Employee's Primary Social Security
                                        Benefit, reduced, if applicable, by the
                                        actual amount of any unreduced Social
                                        Security benefit paid to the Employee,
                                        payable through the month in which the
                                        Employee attains age 62, provided that
                                        if the Employee has less than 25 years
                                        of Credited Service, the Temporary
                                        Retirement Benefit shall be prorated
                                        based on the proportion of 25 years of
                                        Credited Service that has been credited
                                        to the Employee at the time of his
                                        retirement; and provided further that

                              (C)       retirement benefits prescribed by
                                        paragraph (A), above, and Temporary
                                        Retirement Benefits prescribed by
                                        paragraph (B), above, shall not exceed
                                        the following limitations:

                                        I. Temporary Retirement Benefits payable to all Employees, and retirement benefits payable to all Employees who participated in the Retirement Income Plan as of December 31, 1983, and who had attained age 45 as of that date, shall not exceed the percentage of such benefits prescribed by the following schedule, based on the Employee's age on the date of retirement:

                                             Age         Percentage
                                             ---         ----------
                                             64             100%
                                             63             100%
                                             62             100%
                                             61              95%
                                             60              90%
                                             59              85%
                                             58              80%
                                             57              75%
                                             56              70%
                                             55              65%
                                             54              60%
                                             53              55%
                                             52              50%
                                             51              45%
                                             50              40%

                                        II. Retirement benefits payable to all
                                        Employees who did not participate in
                                        the Retirement Income Plan on
                                        December 31, 1983, or who had not
                                        attained age 45 as of that date, shall
                                        not exceed the percentage of such
                                        benefits prescribed by the following
                                        schedule, based on the Employee's age
                                        on the date of retirement:



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                                                  Age            Percentage
                                                  ---            ----------
                                                  65                100%
                                                  64                95%
                                                  63                90%
                                                  62                85%
                                                  61                80%
                                                  60                75%
                                                  59                70%
                                                  58                65%
                                                  57                60%
                                                  56                55%
                                                  55                50%
                                                  54                45%
                                                  53                40%
                                                  52                35%
                                                  51                30%
                                                  50                25%

                                              over

                                (ii)   the sum of the monthly benefits he is
                                       entitled to receive from all
                                       Company-sponsored, funded, defined
                                       benefit pension plans and the Excess
                                       Plan, determined in each case on the
                                       basis of the assumption that the
                                       Employee's benefits under such plans are paid in the form of a single life annuity for the life of the Employee, commencing as of the Employee's date of retirement under the Pension Plan.

                  (c) Subject to the provisions of Section 4.2 hereof, the benefit payable pursuant to paragraph (a) or (b) of this Section 4.1, shall be paid in the form of a lump sum, payable as of the Employee's date of retirement under the Pension Plan.

                  (d) If an Employee dies before the date as of which benefits are scheduled to be paid or to commence hereunder, the Employee's surviving spouse (if any) shall be entitled to receive a lump sum benefit equal to 100 percent of the benefit to which the Employee would have been entitled under paragraph (c), above, if the Employee had retired on the date of his death.

                  (e) No benefits shall be paid hereunder with respect to an active Employee who is not married on the date of his death.

         4.2. Form of Benefit Payments. An Employee eligible for a benefit under this Plan shall be entitled to receive his benefit in the form of an immediate lump sum payment. However, upon the written request of the Employee, the Treasurer of the Company may, in his sole discretion, permit such benefit to be paid instead, concurrently with any benefit that the Employee is entitled to receive under the Excess Plan, pursuant to an optional form of payment that is used for the payment of the Employee's retirement benefit under the Pension Plan. Any such written request must be filed by the Employee with the Treasurer of the Company on or before the Employee's date of retirement under the Pension Plan. If the Employee is the


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Treasurer of the Company, the duties of the Treasurer of the Company under this
Section 4.2 shall be discharged by the President of the Company. The amount of the benefit payable pursuant to any form of payment under this Plan shall be determined by applying the mortality assumptions, interest rates, and other factors contained in the Retirement Income Plan that would be applicable to the form of payment payable under this Plan; provided that if a lump sum distribution is made hereunder, the amount of the lump sum distribution shall be equal to the excess of the amount determined under paragraph (a), below, over the amount determined under paragraph (b), below.

         (a) The total lump sum amount that is actuarially equivalent to the monthly supplemental benefit prescribed by Section 4.1(a)(i) or Section 4.1(b)(i), whichever is applicable, calculated using the basis described in subparagraph (i) or
                  (ii), below, whichever produces the larger lump sum amount:

                  (i) the lump sum amount calculated on the basis of the "applicable interest rate" (as in effect for the November preceding the calendar year in which the calculation is made) and the "applicable mortality table", both as defined in Section 417(e) of the Code; or

                  (ii) the lump sum amount calculated on the basis of an interest rate equal to 85% of a composite insurance company annuity rate provided by an actuary designated by the Plan Administrator (and provided by such actuary as of the December next preceding the calendar year in which the distribution is made), subject to the condition that the interest rate in effect for any such year may not differ from the rate in effect for the prior year by more than one-half of one percent, and also subject to the condition that any such rate shall be rounded to the nearest one-tenth of one percent (and if such rate is equidistant between the next highest and next lowest one-tenth of one percent, rounded to the next lowest one-tenth of one percent), and on the basis of the applicable mortality assumption for males under the 1971 Group Annuity Mortality Table.

         (b) The total lump sum distribution that he is entitled to receive under all Company-sponsored, funded, defined benefit pension plans and the Excess Plan, determined on the basis of the interest rate and mortality assumptions required by the terms of those plans.

         Any post-retirement increase in the benefits being paid to an Employee under the Pension Plan shall also be applied on a comparable basis to any monthly supplemental benefits under this Plan.

         4.3. Time and Duration of Benefit Payments. Benefits due under the Plan shall be paid coincident with the payment date of benefits under the Pension Plan, or at such other time or times as the Plan Administrator in his discretion determines. All supplemental benefits payable under this Plan shall cease as of the first day of the month following the Employee's death, except that payments may continue to the Employee's spouse or beneficiary following his death pursuant to an optional form of payment selected under Section 4.2.

         4.4 Benefits Unfunded. The benefits payable under the Plan shall be paid by the Company each year out of its general assets and shall not be funded in any manner. The obligations that the Company incurs under this Plan shall be subject to the claims of the Company's other creditors having priority as to the Company's assets.


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         4.5 No Right to Transfer Interest. The Plan Administrator may recognize the right of an alternate payee named in a domestic relations order to receive all or a portion of an Employee's benefit under this Plan, provided that (i) the domestic relations order would be a "qualified domestic relations order" within the meaning of Section 414(p) of the Code if Section 414(p) were applicable to the Plan; (ii) the domestic relations order does not purport to give the alternate payee any right to assets of the Company or its affiliates; and (iii) the domestic relations order does not purport to give the alternate payee any right to receive payments under the Plan before the Employee is eligible to receive such payments. If the domestic relations order purports to give the alternate payee a share of a benefit to which the Employee currently has a contingent or nonvested right, the alternate payee shall not be entitled to receive any payment from the Plan with respect to the benefit unless the Employee's right to the benefit becomes nonforfeitable. Except as set forth in the preceding two sentences with respect to domestic relations orders, and except as required under applicable federal, state, or local laws concerning the withholding of tax, rights to benefits payable under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such supplemental benefit, whether currently or thereafter payable, shall be void.

         4.6 Successors to the Corporation. This Plan shall be binding upon and inure to the benefit of any successor or assign of the Company, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the assets of the Company whether by merger, consolidation, sale or otherwise (and such successor or assign shall thereafter be deemed embraced within the term "Company" for the purposes of this
Plan).

         4.7 Change in Control. Anything hereinabove in this Article IV or elsewhere in this Plan to the contrary notwithstanding:

             (a) Lump sum payment. Upon the occurrence of a Change in Control, each Employee and each Employee's spouse or beneficiary following his death who are receiving benefits under the Plan ("Recipient") shall receive, on account of future payments of any and all benefits due under the Plan, a Lump Sum Payment, so that each such Employee or Recipient will receive substantially the same amount of after-tax income as before the Change in Control, determined as set forth in paragraph (c) of this Section 4.7.

             (b) Certain matters following a lump sum payment. An Employee who has received a Lump Sum Payment pursuant to paragraph (a) of this Section 4.7 shall, thereafter
                         (i) while in the employ of the Company, continue to accrue benefits under the Plan, and (ii) be eligible to be paid further benefits under the Plan, after appropriate reduction in respect of the Lump Sum Payment previously received. For purposes of calculating such reduction, the Lump Sum Payment shall be accumulated with interest at the Specified Rate in effect from time to time for the period of time from initial payment date to the next date on which a computation is to be made (i.e., upon Change in Control, retirement, or other termination of employment). It shall then be converted to a straight-life annuity using the current annuity certain factor. The current annuity certain factor will be determined on the Net Specified Rate basis if this benefit payment is being made due to a subsequent Change in Control; otherwise, the Specified Rate shall be used.


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


                  (c) Determination of lump sum payment. The Lump Sum Payment referred to in paragraph (a) of this Section 4.7 shall be determined by multiplying the annuity certain factor (for monthly payments at the beginning of each month) based on the Benefit Payment Period and the Net Specified Rate by the monthly benefit (adjusted for assumed future benefit adjustments due to Social Security and Code Section 415 changes in the Pension
                         Plan) to be paid to the Employee or Recipient under the Plan.

         4.8. Taxation. Notwithstanding anything in the Plan to the contrary, if the Internal Revenue Service determines that the Participant is subject to Federal income taxation on an amount in respect of any benefit provided by the Plan before the distribution of such amount to him, the Company shall forthwith pay to the Participant all (or the balance) of such amount as is includible in the Participant's Federal gross income and shall correspondingly reduce future payments, if any, of the benefit.


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                                    ARTICLE V
                    AMENDMENT, TERMINATION AND INTERPRETATION

         5.1. Amendment and Termination. The Company reserves the right, by action of the Board, to amend, modify or terminate, either retroactively or prospectively, any or all of the provisions of this Plan without the consent of any Employee or beneficiary; provided, however, that no such action on its part shall adversely affect the rights of an Employee and his beneficiaries without the consent of such Employee (or his beneficiaries, if the Employee is deceased) with respect to any benefits accrued prior to the date of such amendment, modification, or termination of the Plan if the Employee has at that time a non-forfeitable right to benefits under a funded, defined benefit pension plan sponsored by the Company.

         5.2. Interpretation. The Plan Administrator shall have the power to interpret the Plan and to decide any and all matters arising hereunder; including but not limited to the right to remedy possible ambiguities, inconsistencies or omissions by general rule or particular decision; provided, that all such interpretations and decisions shall be applied in a uniform and nondiscriminatory manner to all Employees similarly situated. In addition, any interpretations and decisions made by the Plan Administrator shall be final, conclusive and binding upon the persons who have or who claim to have any interest in or under the Plan.



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                   DANA CORPORATION SUPPLEMENTAL BENEFITS PLAN
                                   APPENDIX A

         A.1 Purpose. The purpose of this Appendix A is to provide supplemental benefits to certain individuals who are not otherwise eligible for benefits under the Plan. Except to the extent that a contrary rule is expressly set forth below, capitalized terms used in Appendix A shall have the meaning set forth in Article I of the Plan, and the benefits provided under Appendix A shall be subject to the administrative provisions set forth in Sections 4.2 through
4.8 of Article IV and Sections 5.1 and 5.2 of Article V (construed as if the term "Employee" in those sections referred to an individual who is eligible for a benefit under this Appendix A).

         A.2 Eligibility. An individual is eligible for a supplemental retirement benefit under this Appendix A if the individual meets all of the following criteria on the date of his retirement from the Company and its affiliates (or if he meets the criteria in paragraphs (a) through (c) on the date of a Change in Control, if earlier):

         (a) The individual is not eligible for a supplemental retirement benefit under any provision of the Plan other than this Appendix A.

         (b) The individual has reached his 50th birthday and has completed at least 10 years of Vesting Service; and the sum of the individual's age and years of Vesting Service, both calculated to the nearest month, equals 70 or more.

         (c) The individual is a U.S.-based member of the "A" Group or the "B" Group, as defined by the Compensation Committee of the Board, and is a management employee or a highly-compensated employee.

         (d) The individual retires on or after January 1, 1996 and before January 1, 2010.

         A.3 Amount of Benefit. The amount of an individual's supplemental retirement benefit under Appendix A shall be the initial benefit determined under paragraph (a), multiplied by the percentage specified in paragraph (b), and reduced as provided in paragraph (c).

         (a) The individual's initial benefit shall be the normal retirement benefit or early retirement benefit that the individual would have received under the Retirement Income Plan if the provisions of that Plan had remained in effect through the individual's retirement date, with the modification described in the following sentence. For purposes of applying the Retirement Income Plan formula, the individual's "Final Monthly Earnings" shall be the average of his Earnings during the five consecutive calendar years out of the last ten years of his active employment with the Company in which the average was the highest.

         (b) The percentage applied to the individual's initial benefit shall be determined according to the calendar year in which the individual retires, as follows:



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                   Year in Which Individual Retires     Applicable Percentage
                             1996 - 1999                        90%
                             2000 - 2004                        80%
                             2005 - 2009                        70%
                              After 2009                         0%

         (c) The benefit determined under this Section A.3 shall be calculated as a single-life annuity, and shall be reduced by the sum of the monthly benefits that the individual is entitled to receive from any source listed in subparagraph
                  (i), (ii), or (iii), below, determined in each case on the basis of the assumption that the individual's benefits under such sources are paid in the form of a single-life annuity for the life of the individual, commencing as of the individual's date of retirement under the Pension Plan:

                  (i) all funded defined benefit pension plans sponsored by the Company and its affiliates; and

                  (ii) all unfunded, nonqualified deferred compensation plans sponsored by the Company and its affiliates (including, but not limited to, the Excess Plan), with the sole exception of the Dana Corporation Additional Compensation Plan; and

                  (iii) any supplemental retirement benefit provided under an employment contract, or under any other contract or agreement, between the individual and the Company or any affiliate.

         A.4      Form of Payment.

         (a) An individual shall be entitled to receive his benefit under this Appendix A in the manner provided in Section 4.2 of the Plan. If the individual elects to receive a lump sum payment, however, the lump sum payment shall be calculated as provided in paragraph (b), below, rather than as provided in Section
                  4.2 of the Plan.

         (b)      The single-life annuity determined under paragraphs (a) and
                  (b) of Section A.3 shall be converted to a lump sum present value on the basis of the "applicable interest rate" (as in effect for the November preceding the calendar year in which the calculation is made) and the "applicable mortality table", both as defined in Section 417(e) of the Code. The lump sum determined under the preceding sentence of this Section A.4 shall be reduced by the lump sum present value of all benefits that the individual is entitled to receive from all sources described in paragraph (c) of Section A.3, determined in each case on the basis of the interest rate and mortality assumptions required for lump sum calculations by the terms of those plans or agreements (or, if no such interest rates or mortality assumptions are specified in the plan or agreement, on the basis of the interest rate and mortality assumptions set forth in the first sentence of this paragraph (b)).




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         A.5      Pre-retirement Death Benefit. Effective March 1, 1998, if an individual dies before his benefit under this Appendix A commences or is paid, the individual's surviving spouse (if any) shall be entitled to receive a lump-sum benefit equal to 100% of the benefit to which the individual would have been entitled under paragraph A.3, above, subject to the reductions described in paragraph A.3(c), as if the individual had retired on the date of his death.








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